Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Discovery Oil, Ltd, (the "Company") on Form 10-Q for the period ending June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew V. Ippolito, President and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew V. Ippolito

By  __________________________________

Andrew V. Ippolito

President, Chairman of the Board

Date:  August 20, 2010

A signed original of this written statement required by Section 906 has been provided to Discovery Oil, Ltd. and will be retained by the Company to be furnished to the Securities and Exchange Commission or its staff upon request.